UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

Berthel Growth & Income Trust I

(Exact name of registrant as specified in its charter)

Iowa	33-89506	52-1915821
(State of Incorporation)	(Commission File Number)	(IRS No.)

701 Tama Street, Marion, Iowa 52302

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (319) 447-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Berthel SBIC, LLC (Commission File number 811-08451) (“Berthel SBIC”) is a wholly-owned subsidiary of the registrant. The registrant previously reported that on January 7, 2009, the United States District Court for the Northern District of Iowa (the “Court”) entered a Consent Order and Judgment (the “Receivership Order”) by which the court appointed the United States Small Business Administration (the “SBA”) as the receiver (the “Receiver”) for Berthel SBIC.

 Berthel SBIC owned 2,557.167 shares of common stock (the “Securities”) of Inter-Med, Inc., a Wisconsin corporation (“Inter-Med”). The Securities represented all of the investment of Berthel SBIC in Inter-Med. There are no other material relationships between Inter-Med and Berthel SBIC, the registrant or any of Berthel SBIC’s or the registrant’s affiliates, directors, officers or any associate of any such director or officer.

On or about December 19, 2011, the Receiver transferred to the SBA all of Berthel SBIC’s right, title and interest in the Securities. The transfer was made in accordance with the Court’s orders dated December 21, 2009 and September 19, 2011, which orders instructed the Receiver to transfer all of Berthel SBIC’s remaining assets to the SBA in the course of winding up and terminating the receivership. The Receiver has valued the Securities at $585,722 for purposes of the Securities’ transfer to the SBA. No consideration was received by Berthel SBIC in exchange for the transfer of the Securities except for reduction in the obligation owed to the SBA by Berthel SBIC.

Item 8.01 Other Events.

On or about December 19, 2011, the registrant received a written notice in the form of a letter dated December 14, 2011 from the Receiver (the “Receiver’s Notice”). A copy of the Receiver’s Notice is hereby furnished as Exhibit 99.1 hereto. The Receiver’s Notice states that the Receiver has completed the tasks assigned to the Receiver under the Receivership Order and intends to file with the Court its final report and request from the court a final order terminating the receivership, discharging the Receiver and transferring control of Berthel SBIC to the registrant. The Receiver’s Notice further states that, pursuant to the Court’s order dated September 19, 2011, the Receiver intends to transfer to the registrant possession of certain books, records and files, and the Receiver intends to revoke Berthel SBIC’s Small Business Investment Company license. Upon revocation of Berthel SBIC’s license, it will no longer be authorized to operate as a Small Business Investment Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit 99.1    Receiver’s Letter to the Registrant dated December 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berthel Growth & Income Trust I

(Registrant)

December 23, 2011

(Date)

/s/ Ronald O. Brendengen

Ronald O. Brendengen, Chief Financial Officer of Berthel

Fisher & Company Planning, Inc., Trust Advisor